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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 13, 2007

                        NATIONAL TECHNICAL SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

          California                       0-16438                95-4134955
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

            24007 Ventura Boulevard, Suite 200
                   Calabasas, California                             91302
         (Address of Principal Executive Offices)                  Zip Code

                                 (818) 591-0776
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operation and Financial Condition.

      On December 13, 2007, we issued a press release announcing our financial results for our third fiscal quarter and nine months ended October 31, 2007. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1.

      The information in this Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

         (d)      Exhibits

                  Exhibit 99.1      Press release dated December 13, 2007


                                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 13, 2007               National Technical Systems, Inc.


                                         By: /s/ Raffy Lorentzian
                                             --------------------
                                             Name:   Raffy Lorentzian
                                             Title:  Senior Vice President
                                                     Chief Financial Officer